Exhibit 10(d)5
                              SEPARATION AGREEMENT

         THIS SEPARATION AGREEMENT ("Agreement") made and entered into by and between GULF POWER COMPANY (the "Company") and JOHN E. HODGES ("Employee").

                               W I T N E S S E T H

         WHEREAS, Employee has been employed by the Company for approximately thirty-seven (37) years;

         WHEREAS, Employee is a highly compensated employee of the Company and is a member of its management;

         WHEREAS, in order to be eligible for benefits under this Agreement, the parties have agreed that Employee must terminate employment with the Company on June 1, 2003;

         WHEREAS, the parties desire to delineate their respective rights, duties, and obligations attendant to such termination of employment, and desire to reach an accord and satisfaction of all claims arising from Employee's employment and his termination of employment, with appropriate releases; and

         WHEREAS, the Company desires to compensate Employee for service he has provided or will provide for the Company;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Termination of Employment. Upon Employee's execution of this Agreement, voluntary termination of employment with the Company on June 1, 2003 (the Employee's "Termination Date"), and effectiveness of the Release attached hereto as Exhibit 1 (such effectiveness being no earlier than Employee's Termination Date), the Company agrees to pay to Employee or his spouse or his estate, as applicable, the compensation described in Paragraph 2 hereof. Employee covenants and agrees that the consideration set forth in Paragraph 2 is in full satisfaction of all sums owed to Employee, if any, by the Company, and constitutes good and complete consideration for his Release attached hereto as
Exhibit 1, those non-disclosure and non-interference obligations under Paragraphs 6, 7, 8, 9 and 10 hereof and all other obligations and covenants of Employee contained herein, including, but not limited to, Paragraph 4. Employee agrees that this Agreement provides him certain benefits to which he would not otherwise be entitled.

2. Compensation.

         (a) Installments. Beginning on the first day of the first month following both the Employee's Termination Date and the effective date of the Release attached hereto as Exhibit 1 (such effective date being no earlier than Employee's Termination Date), the Company shall commence payment to Employee of five annual installment payments equal to One Hundred Forty-Six Thousand Eight Hundred Thirty-Five Dollars and No Cents ($146,835.00) per installment payment. In the event Employee dies before receiving payment of the amounts described in this Paragraph 2(a) hereof, such amounts shall be paid to Employee's spouse, if living, or if not, to the Employee's estate.

         (b) Social Security Bridge Payments. Beginning on the first day of the first month following Employee's Termination Date and the effective date of the Release attached hereto as Exhibit 1 (such effective date being no earlier than

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the Employee's Termination Date), and ending on the first day of the first month during which Employee attains age 62, the Company agrees to pay to Employee a monthly benefit equal to the monthly Social Security benefit the Employee would become entitled to receive beginning at age 65 based upon the Social Security law in effect for the year of his Termination Date and his Southern Company System (as defined in Paragraph 4) Social Security earnings through his Termination Date ("Social Security Bridge Benefit"). Upon the death of the Employee, no unpaid amounts set forth in this Paragraph 2(b) shall be payable to Employee's heirs or assigns unless Employee has designated a provisional payee or a provisional payee is designated for him by default under The Southern Company Pension Plan ("Pension Plan") and such provisional payee is then living. If the provisions in the foregoing sentence are met, then beginning on the first day of the first month after the date of the Employee's death, said provisional payee, if then living, shall be entitled to the Social Security Bridge Benefit until the first day of the first month during which the Employee would have attained age 62. Notwithstanding the foregoing, upon the death of such provisional payee, no unpaid amounts set forth above shall be payable to such provisional payee's heirs or assigns. Such provisional payee shall only be entitled to the benefit payments set forth in this Paragraph 2(b) that become due and payable between Employee's death and the death of the provisional payee.

         (c) Change in Control. In the event of a Southern Change in Control or a Subsidiary Change in Control affecting Employee as defined in the Southern Company Change in Control Benefit Plan Determination Policy, any unpaid amounts under Paragraphs 2(a) and (b) shall be paid in a lump sum as soon as practicable after the occurrence of such an event. The lump sum shall be equal to the present value of any unpaid amounts based on an effective interest rate of 7.5% per annum (0.6045% per month).

         (d) Other Compensation. Subject to Paragraph 1, on the effective date of the Release attached hereto as Exhibit 1 (such effective date being no earlier than Employee's Termination Date), the Company shall provide Employee with (i) access to the Company's tax preparation and financial planning services for a period of two years following Employee's Termination Date and (ii) the personal computer he is using on his Termination Date.

         (e) Misconduct. Notwithstanding the foregoing, in the event Employee engages in Misconduct, as defined below, before or after Employee's Termination Date but prior to receiving all of the compensation described in Paragraphs 2(a), (b) and (d) above, Company may not provide the Employee with the compensation under this Paragraph 2, and Company shall have no further obligations with respect to any amounts or compensation under this Agreement. For purposes of this Paragraph 2(e), "Misconduct" shall mean (i) the final conviction of any felony, or (ii) the carrying out of any activity or the making of any public statement which materially diminishes or materially and untruthfully brings the Southern Company or any of its subsidiaries or affiliates into contempt, ridicule or materially and reasonably shocks or offends the community in which the Southern Company or any of its subsidiaries or affiliates is located.

         (f) Withholding. In accordance with Paragraph 21, Employee shall be responsible for all state and federal income taxes and his share of FICA taxes owed on the foregoing compensation (including, but not limited to, the compensation provided in subparagraph (d) above), and Company shall make appropriate withholding of these amounts.

         3. Publicity; No Disparaging Statement. Except as otherwise provided in Paragraph 14 hereof, Employee and the Company covenant and agree that they shall not engage in any communications which shall disparage one another or interfere with their existing or prospective business relationships.

         4.No Employment. Except as otherwise provided in Paragraph 5 hereof, Employee agrees that he shall not seek re-employment as an employee, leased employee or independent contractor with the Company or the Southern Company or any of its subsidiaries or affiliates (collectively, for purposes of this Paragraph 4, "Southern Company System"), for a period of twenty-four (24) months following the execution of the Release attached hereto as Exhibit 1. Except as otherwise provided in Paragraph 5 hereof, the Company or any member of the Southern Company System shall not rehire the Employee as an employee, leased employee or independent contractor for a period of twenty-four (24) months following the Employee's execution of the Release attached hereto as Exhibit 1, unless an exceptional business reason exists for rehiring the Employee and a committee, comprised of (i) an officer from the business unit seeking to rehire the Employee and (ii) the Southern Company Senior Vice President, Human Resources, approves of such rehiring.

         5.Consulting Services. Upon Employee's voluntary termination of employment with the Company on his Termination Date and effectiveness of the Release attached hereto as Exhibit 1, Employee agrees to provide consulting services to the Company as an independent contractor in accordance with the Consulting Agreement attached hereto as Exhibit 2.

         6. Business Protection Provision Definitions.

         (a) Preamble. As a material inducement to the Company to enter into this Agreement, and its recognition of the valuable experience, knowledge and proprietary information Employee gained from his employment with the Company, Employee warrants and agrees he will abide by and adhere to the following business protection provisions in Paragraphs 6, 7, 8, 9 and 10 herein.

         (b) Definitions. For purposes of Paragraphs 6, 7, 8, 9 and 10 herein, the following terms shall have the following meanings:

                  (i) "Competitive Position" shall mean any employment, consulting, advisory, directorship, agency, promotional or independent contractor arrangement between the Employee and any person or Entity engaged wholly or in material part in the business that the Company is engaged in (the "Business") whereby the Employee is required to or does perform services on behalf of or for the benefit of such person or Entity which are substantially similar to the services Employee participated in or directed while employed by the Company, the Southern Company or any of their respective affiliates (collectively the "Southern Entities").

                  (ii) "Confidential Information" shall mean the proprietary or confidential data, information, documents or materials (whether oral, written, electronic or otherwise) belonging to or pertaining to the Company or other Southern Entities, other than "Trade Secrets" (as defined below), which is of tangible or intangible value to any of the Southern Entities and the details of which are not generally known to the competitors of the Southern Entities. Confidential Information shall also include: (A) any items that any of the Southern Entities have marked "CONFIDENTIAL" or some similar designation or are otherwise identified as being confidential; and (B) all non-public information known by or in the possession of Employee related to or regarding any proceedings involving or related to the Southern Affiliates before the Florida Public Service Commission or other Entities.

                  (iii) "Entity" or "Entities" shall mean any business, individual, partnership, joint venture, agency, governmental agency, body or subdivision, association, firm, corporation, limited liability company or other entity of any kind.

                  (iv) "Territory" shall include the States of Georgia, Alabama, Mississippi or Florida.

                  (v) "Trade Secrets" shall mean information or data of or about any of the Southern Entities, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers that: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. The Employee agrees that trade secrets include non-public information related to the rate making process of the Southern Entities and any other information which is defined as a "trade secret" under applicable law.

                  (vi) "Work Product" shall mean all tangible work product, property, data, documentation, "know-how," concepts or plans, inventions, improvements, techniques and processes relating to the Southern Entities that were conceived, discovered, created, written, revised or developed by Employee during the term of his employment with the Company.

         7. Nondisclosure: Ownership of Proprietary Property.

         (a) In recognition of the need of the Company to protect its legitimate business interests, Confidential Information and Trade Secrets, Employee hereby covenants and agrees that Employee shall regard and treat Trade Secrets and all Confidential Information as strictly confidential and wholly-owned by the Company and shall not, for any reason, in any fashion, either directly or indirectly, use, sell, lend, lease, distribute, license, give, transfer, assign, show, disclose, disseminate, reproduce, copy, misappropriate or otherwise communicate any such item or information to any third party or Entity for any purpose other than in accordance with this Agreement or as required by applicable law: (i) with regard to each item constituting a Trade Secret, at all times such information remains a "trade secret" under applicable law, and (ii) with regard to any Confidential Information, for a period of three (3) years following the Termination Date (hereafter the "Restricted Period").

         (b) Employee shall exercise best efforts to ensure the continued confidentiality of all Trade Secrets and Confidential Information, and he shall immediately notify the Company of any unauthorized disclosure or use of any Trade Secrets or Confidential Information of which Employee becomes aware. Employee shall assist the Company, to the extent necessary, in the protection of or procurement of any intellectual property protection or other rights in any of the Trade Secrets or Confidential Information.

         (c) All Work Product shall be owned exclusively by the Company. To the greatest extent possible, any Work Product shall be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended), and Employee hereby unconditionally and irrevocably transfers and assigns to the Company all right, title and interest Employee currently has or may have by operation of law or otherwise in or to any Work Product, including, without limitation, all patents, copyrights, trademarks (and the goodwill associated therewith), trade secrets, service marks (and the goodwill associated therewith) and other intellectual property rights. Employee agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate, from time to time, to protect the rights granted herein or to vest complete title and ownership of any and all Work Product, and all associated intellectual property and other rights therein, exclusively in the Company.

         (d) Employee represents and agrees that he will keep all terms and provisions of this Agreement completely confidential, except for possible disclosures to his legal advisors or to the extent required by law, and Employee further agrees that he will not disclose the terms, provisions or information contained in or concerning this Agreement to anyone, including, but not limited to, any past, present, or prospective employee or applicant for employment with the Company. Employee agrees that he may only disclose to future, potential employers of Employee that he participates in a Separation Agreement with the Company which imposes certain restrictions on him.

         8. Non-Interference With Employees.

         Employee covenants and agrees that during the Restricted Period he will not, either directly or indirectly, alone or in conjunction with any other person or Entity: (A) actively recruit, solicit, attempt to solicit, or induce any person who, during such Restricted Period, or within one year prior to the Termination Date, was an exempt employee of the Company or any of its subsidiaries, or was an officer of any of the other Southern Entities to leave or cease such employment for any reason whatsoever; or (B) hire or engage the services of any such person described in Paragraph 8(A) in any business substantially similar or competitive with that in which the Southern Entities were engaged during his employment.

         9. Non-Interference With Customers.

         (a) Employee acknowledges that in the course of employment, he has learned about Company's business, services, materials, programs and products and the manner in which they are developed, marketed, serviced and provided. Employee knows and acknowledges that the Company has invested considerable time and money in developing its programs, agreements, offices, representatives, services, products and marketing techniques and that they are unique and original. Employee further acknowledges that the Company must keep secret all pertinent information divulged to Employee and Company's business concepts, ideas, programs, plans and processes, so as not to aid Company's competitors. Accordingly, Company is entitled to the following protection, which Employee agrees is reasonable:

         (b) Employee covenants and agrees that for a period of two (2) years following the Termination Date, he will not, on his own behalf or on behalf of any person or Entity, solicit, direct, appropriate, call upon, or initiate communication or contact with any person or entity or any representative of any person or entity, with whom Employee had contact during his employment, with a view toward the sale or the providing of any product, equipment or service sold or provided or under development by Company during the period of two (2) years immediately preceding the date of Employee's termination. The restrictions set forth in this section shall apply only to persons or entities with whom Employee had actual contact during the two (2) years prior to termination of employment with a view toward the sale or providing of any product, equipment or service sold or provided or under development by Company.

         10. Non-Interference With Business.

         (a) Employee and Company expressly covenant and agree that the scope, territorial, time and other restrictions contained in this entire Agreement constitute the most reasonable and equitable restrictions possible to protect the business interest of the Company given: (i) the business of the Company;
(ii) the competitive nature of the Company's industry; and (iii) that Employee's skills are such that he could easily find alternative, commensurate employment or consulting work in his field which would not violate any of the provisions of this Agreement. The Employee further acknowledges that the compensation described in Paragraph 2 is also in consideration of his covenants and agreements contained in Paragraphs 6 through 10 hereof.

         (b) In the event Employee and the Company do not enter into the Consulting Agreement attached hereto as Exhibit 2, Employee covenants and agrees to not obtain or work in a Competitive Position within the Territory for a period of two (2) years from the Termination Date.

         11. Return of Materials. Upon the Employee's termination, or at any point after that time upon the specific request of the Company, Employee shall return to the Company all written or descriptive materials of any kind belonging or relating to the Company or its affiliates, including, without limitation, any originals, copies and abstracts containing any Work Product, intellectual property, Confidential Information and Trade Secrets in Employee's possession or control.

         12. Cooperation. The parties agree that as a result of Employee's duties and activities during his employment, Employee's reasonable availability may be necessary for the Company to meaningfully respond to or address actual or threatened litigation, or government inquiries or investigations, or required filings with state, federal or foreign agencies (hereinafter "Company Matters"). Upon request of the Company, and at any point following termination of employment, Employee will make himself available to the Company for reasonable periods consistent with his future employment, if any, by other Entities and will cooperate with its agents and attorneys as reasonably required by such Company Matters. The Company will reimburse Employee for any reasonable out-of-pocket expenses associated with providing such cooperation.

         13. Termination with Cause. In the event of Employee's termination of employment for Cause at any time, the Employee shall forfeit all of the benefits provided in Paragraph 2 and the Company shall have no further obligations with respect to any amounts under this Agreement. As used in this Agreement, the term "Cause" shall mean gross negligence or willful misconduct in the performance of the duties and services required in the course of employment by the Company; the final conviction of a felony or misdemeanor involving moral turpitude; the carrying out of any activity or the making of any statement which would prejudice the good name and standing of any of the Southern Entities or would bring any of the Southern Entities into contempt, ridicule or would reasonably shock or offend any community in which any of the Southern Entities is located; a material breach of the fiduciary obligations owed by an officer and an employee to any of the Southern Entities; or the Employee's unsatisfactory performance of the duties and services required by his or her employment.

         14. Confidentiality and Legal Process. Employee represents and agrees that he will keep the terms, amount and fact of this Agreement confidential and that he will not hereafter disclose any information concerning this Agreement to any one other than his personal agents, including, but not limited to, any past, present, or prospective employee or applicant for employment with Company. Notwithstanding the foregoing, nothing in this Agreement is intended to prohibit Employee from performing any duty or obligation that shall arise as a matter of law. Specifically, Employee shall continue to be under a duty to truthfully respond to any legal and valid subpoena or other legal process. This Agreement is not intended in any way to proscribe Employee's right and ability to provide information to any federal, state or local government in the lawful exercise of such governments' governmental functions.

         15. Successors And Assigns; Applicable Law. This Agreement shall be binding upon and inure to the benefit of Employee and his heirs, administrators, representatives, executors, successors and assigns, and shall be binding upon and inure to the benefit of the Company and its officers, directors, employees, agents, shareholders, parent corporation and affiliates, and their respective predecessors, successors, assigns, heirs, executors and administrators and each of them, and to their heirs, administrators, representatives, executors, successors and assigns. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America (without giving effect to principles of conflicts of laws).

         16. Complete Agreement. This Agreement shall constitute the full and complete Agreement between the parties concerning its subject matter and fully supersedes any and all other prior Agreements or understandings between the parties concerning the subject matter hereof. This Agreement shall not be modified or amended except by a written instrument signed by both Employee and an authorized representative of the Company.

         17. Severability. The unenforceability or invalidity of any particular provision of this Agreement shall not affect its other provisions, and to the extent necessary to give such other provisions effect, they shall be deemed severable. The judicial body interpreting this Agreement shall be authorized and instructed to rewrite any of the sections which are enforceable as written in such a fashion so that they may be enforced to the greatest extent legally possible. Employee acknowledges and agrees that the covenants and agreements contained in this Agreement, including, without limitation, the covenants and agreements contained in Paragraphs 6, 7, 8, 9 and 10, shall be construed as covenants and agreements independent of each other or any other contract between the parties hereto and that the existence of any claim or cause of action by Employee against Company, whether predicated upon this Agreement or any other contract, shall not constitute a defense to the enforcement by Company of said covenants and agreements.

         18. Waiver Of Breach; Specific Performance. The waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach. Each of the parties to this Agreement will be entitled to enforce its or his rights under this Agreement, specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its or his favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         19. Unsecured General Creditor. The Company shall neither reserve nor specifically set aside funds for the payment of its obligations under this Agreement, and such obligations shall be paid solely from the general assets of the Company. Notwithstanding that Employee may be entitled to receive the value of his benefit under the terms and conditions of this Agreement, the assets from which such amount may be paid shall at all times be subject to the claims of the Company's creditors.

         20. No Effect On Other Arrangements. It is expressly understood and agreed that the payments made in accordance with this Agreement are in addition to any other benefits or compensation to which Employee may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Company.

         21. Tax Withholding. There shall be deducted from each payment under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Employee.

         22. Compensation. Any compensation paid on behalf of Employee under this Agreement shall not be considered "compensation," as the term is defined in The Southern Company Employee Savings Plan, The Southern Company Employee Stock Ownership Plan or The Southern Company Pension Plan. The payments under this Agreement shall not be considered wages, salaries or compensation under any other employee benefit plan.

         23. No Guarantee of Employment. No provision of this Agreement shall be construed to affect in any manner the existing rights of the Company to suspend, terminate, alter, modify, whether or not for cause, the employment relationship of Employee and the Company.

         24. Interpretation. The judicial body interpreting this Agreement shall not more strictly construe the terms of this Agreement against one party, it being agreed that both parties and/or their attorneys or agents have negotiated and participated in the preparation hereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, this ___ day of ________________, 2003.

                                  "COMPANY"

                                  GULF POWER COMPANY

                                  By:
                                           ------------------------------------
                                  Its:
                                           ------------------------------------

                                  "EMPLOYEE"

                                  JOHN E. HODGES

EXHIBIT 1 to
Separation Agreement
with John E. Hodges

RELEASE AGREEMENT

         THIS RELEASE ("Release") is made and entered into by and between JOHN
E. HODGES ("Employee") and GULF POWER COMPANY, and its successor or assigns ("Company").

         WHEREAS, Employee and Company have agreed that Employee's employment with Gulf Power Company shall terminate on June 1, 2003;

         WHEREAS, Employee and the Company have previously entered into that certain Separation Agreement, dated [_________________], 2003 ("Agreement"), that this Release is incorporated therein by reference;

         WHEREAS, Employee and Company desire to delineate their respective rights, duties and obligations attendant to such termination and desire to reach an accord and satisfaction of all claims arising from Employee's employment, and his termination of employment, with appropriate releases, in accordance with the Agreement;

         WHEREAS, the Company desires to compensate Employee in accordance with the Agreement for service he has or will provide for the Company;

         NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth in this Release, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Release. Employee does hereby remise, release and forever discharge the Company and its officers, directors, employees, agents, shareholders, parent corporation and affiliates, and their respective predecessors, successors, assigns, heirs, executors and administrators (collectively, "Releasees"), of and from all manner of actions and causes of action, suits, debts, claims and demands whatsoever at law or in equity, known or unknown, actual or contingent, including, but not limited to, any claims which have been asserted, or could be asserted now or in the future, against any Releasees arising under any and all federal, state or local laws and any common law claims, and including, but not limited to, any claims Employee may have pursuant to the Age Discrimination in Employment Act and the Sarbanes-Oxley Act of 2002 and any claims to benefits under any and all offer letters, employment or separation agreements, or bonus, severance, workforce reduction, early retirement, out-placement, or other similar plans sponsored by the Company, now or hereafter recognized (collectively, "Claims"), which he ever had or now has or may in the future have, by reason of any matter, cause or thing arising out of his employment relationship and privileges, his serving as an employee of the Company or the separation from his employment relationship or affiliation as an employee of the Company as of the date of this Release against each of the Releasees. Notwithstanding the foregoing, Employee does not release any Claims under the Age Discrimination in Employment Act that may arise after his execution of this Release.

         2. No Assignment of Claim. Employee represents that he has not assigned or transferred, or purported to assign or transfer, any Claims or any portion thereof or interest therein to any party prior to the date of this Release.

         3. Compensation. In accordance with the Separation Agreement, the Company agrees to pay the Employee, his spouse or his estate, as the case may be, the amounts provided in Paragraph 2 of the Agreement.

         4. No Admission Of Liability. This Release shall not in any way be construed as an admission by the Company or Employee of any improper actions or liability whatsoever as to one another, and each specifically disclaims any liability to or improper actions against the other or any other person, on the part of itself or himself, its or his employees or agents.

         5. Voluntary Execution. Employee warrants, represents and agrees that he has been encouraged in writing to seek advice from anyone of his choosing regarding this Release, including his attorney and accountant or tax advisor prior to his signing it; that this Release represents written notice to do so; that he has been given the opportunity and sufficient time to seek such advice; and that he fully understands the meaning and contents of this Release. He further represents and warrants that he was not coerced, threatened or otherwise forced to sign this Release, and that his signature appearing hereinafter is voluntary and genuine. EMPLOYEE UNDERSTANDS THAT HE MAY TAKE UP TO TWENTY-ONE
(21) DAYS TO CONSIDER WHETHER OR NOT HE DESIRES TO ENTER INTO THIS RELEASE.

         6. Ability to Revoke Agreement. EMPLOYEE UNDERSTANDS THAT HE MAY REVOKE THIS RELEASE BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN SEVEN
(7) DAYS OF HIS EXECUTION OF THIS RELEASE AND THAT THIS RELEASE IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD. HE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THIS RELEASE WILL BE BINDING UPON HIM AND HIS HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

Acknowledged and Agreed To:
                                            "COMPANY"

                                            GULF POWER COMPANY
                                            By:
                                                     --------------------------
                                            Its:
                                                     --------------------------

I UNDERSTAND THAT BY SIGNING THIS RELEASE, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS RELEASE.

                                            "EMPLOYEE"

                                            JOHN E. HODGES

------------------------------------        -----------------------------------
Date_____         _________

WITNESSED BY:

--------------------------------------------

--------------------------------------------
Date

EXHIBIT 2
to Separation Agreement
with John E. Hodges

CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("Agreement") is entered into by and between GULF POWER COMPANY (the "Company") and JOHN E. HODGES ("Consultant").

W I T N E S S E T H

         WHEREAS, the Southern Company ("Southern") and the Company conduct business in the electric utility industry;

         WHEREAS, Consultant has expertise with respect to this industry and about Southern and the Company; WHEREAS, Consultant and Company have entered into that certain Separation Agreement, dated [ ], 2003 (the "Separation Agreement") pursuant to which Consultant has been provided a Release Agreement (the "Release");

         WHEREAS, the Company desires to retain certain consulting services of Consultant, and Consultant desires to provide such consulting services to Company in accordance with the terms and conditions of this Agreement.

         NOW THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1.Engagement as an Independent Contractor. Company hereby agrees to engage Consultant as an independent contractor, and Consultant hereby accepts such engagement as an independent contractor, upon the terms and conditions set forth in this Agreement.

2. Term.

         (a) The term of this Agreement shall be for two (2) years, commencing on the later of June 1, 2003 or the date on which the Release is effective and expiring on May 31, 2005 ("Term"), unless the Agreement is terminated prior to the expiration of the Term pursuant to Paragraph 2(b), (c), or (d) below. Each twelve-month period, commencing on June 1, 2003 and each anniversary thereafter during the Term of this Agreement, shall be considered, for purposes of this Agreement, a "Contract Year."

         (b) Notwithstanding Paragraph 2(a), either party may terminate this Agreement at any time by providing a thirty (30) day written notice of intent to terminate. If Company terminates this Agreement pursuant to this Paragraph 2(b), Consultant shall be entitled to keep the Retainer Fees under Paragraph 5 hereof which have already been paid to Consultant, and Company shall have no further obligation to pay any unpaid Retainer Fees under this Agreement to Consultant. If Consultant terminates this Agreement pursuant to this Paragraph 2(b), Consultant shall be entitled only to his Pro Rata Compensation (as defined below) through the date of the termination of this Agreement and Consultant shall return to the Company the amount of any paid, but unearned, Retainer Fee. For purposes of the preceding sentence and Paragraph 2(c), "Pro Rata Compensation" shall mean the sum of (i) any Retainer Fees paid to Consultant for Contract Years prior to the Contract Year in which the termination occurs, and
(ii) the Retainer Fee set forth in Paragraph 5 for the Contract Year in which the termination occurs multiplied by a fraction, the numerator of which is the number of whole months which have expired within such Contract Year plus the month in which termination occurs if at least 15 days of such month have elapsed and the denominator of which is 12.

         (c) Notwithstanding Paragraphs 2(a) and (b), Company may immediately terminate the Agreement at any time for Cause (as defined below). In this case, Consultant shall be entitled only to his Pro Rata Compensation (as defined in Paragraph 2(b)) through the date of the termination of this Agreement, and Consultant shall return to the Company the amount of any paid, but unearned, Retainer Fee. The Company shall have no further obligations with respect to the payment of any compensation under this Agreement after Consultant's termination except as provided in this Paragraph 2. "Cause" or "Termination for Cause" shall include the following conditions:

                  1.Failure to Discharge Duties. Consultant willfully neglects or refuses to discharge his duties hereunder or refuses to comply with any lawful or reasonable instructions given to him by Company without reasonable excuse;

                  2.Breach. Consultant shall have committed any material breach or repeated or continued (after written warning) any breach of his obligations hereunder;

                  3.Gross Misconduct. The Consultant is guilty of gross misconduct. For the purposes of this Agreement, the following acts shall constitute gross misconduct:

                           (i) Any act involving fraud or dishonesty or breach
                  of appropriate regulations of competent authorities in relation to trading or dealing with stocks, securities, investments and the like;

                           (ii) The carrying out of any activity or the making
                  of any statement which would prejudice and/or reduce the good name and standing of Company, Southern or any of its affiliates or would bring any one of these into contempt, ridicule or would reasonably shock or offend any community in which these companies are located;

                           (iii) Attendance at work in a state of intoxication
                  or otherwise being found in possession at his place of work of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) Assault or other act of violence against any
                  employee of Company or other person during the course of his engagement; or

                           (v) Conviction of any felony or misdemeanor involving
                  moral turpitude.

         (d) If Consultant dies during the Term of this Agreement, the Agreement shall terminate and Company shall have no further obligation to pay any unpaid Retainer Fees under this Agreement to Consultant or his estate.

         3.Duties. Consultant shall manage, perform, and provide professional consulting services and advice ("Consulting Services") as Company may request in writing from time to time. Consultant shall be available to provide Consulting Services for the Company which, without limiting the foregoing, shall include providing assistance to his successor in the form of historical context and institutional knowledge regarding matters in which the Consultant was involved while employed by Company. Consultant shall specifically be available to provide such Consulting Services during the legislative session of the State of Florida. Consultant must obtain prior written approval from the Company before Consultant contracts with or in any other way employs any agents or subcontractors to perform work in any way related to this Agreement. Consultant shall cause its agents, employees and subcontractors to perform such duties in a professional and competent manner which shall be consistent with Company's Code of Ethics.

Additionally, during the Term of this Agreement, Consultant agrees to promote the best interests of Company and to take no actions that in any way damage the public image or reputation of Company or its affiliates or to knowingly assist, in any way, a competitor of Company.

         4. Consultant as an Independent Contractor.

         (a) The parties acknowledge and intend that the relationship of Consultant, and its agents, employees and subcontractors, to Company under this Agreement shall be that of independent contractors. In performing its duties under this Agreement, Consultant shall cause the services required to be completed according to its own means and methods of work which shall be in the exclusive charge and control of Consultant and which shall not be subject to the control or supervision of Company, except as to the results of its work. Consultant shall determine its own working hours and schedule for its agents, employees and subcontractors and shall not be subject to Company's personnel policies and procedures except for Company's Code of Ethics.

         Consultant shall be entirely and solely responsible for its actions or in-actions and the actions or in-actions of its agents, employees or subcontractors, if any, while performing services hereunder. Consultant agrees that neither it nor any of its agents, employees or subcontractors shall, in any form or fashion, maintain, hold out, represent, state or imply to any other individual or entity that an employer/employee relationship exists between Company and Consultant, its agents and employees, or between Company and any subcontractor or its agents and employees, and neither Consultant nor its agents, employees or subcontractors are granted nor shall they represent that they are granted any right or authority to make any representation or warranty or assume or create any obligation or responsibility, express or implied, for, on behalf of, or in the name of, Company, to incur debts for Company or to bind Company in any manner whatsoever.

         Additionally, Consultant hereby waives and relinquishes any right of subrogation it might have against Company under the provisions of the Workers' Compensation Act of Florida on account of any injury to its employees or employees of its subcontractors, if any, caused in whole or in part by any negligence of Company. Consultant further agrees that it will require its Workers' Compensation insurer, if any, to likewise waive and relinquish such subrogation rights and furnish evidence of such waiver to Company.

         (b) Consultant agrees that neither its agents, employees or subcontractors nor the agents or employees of its subcontractors shall be eligible to participate in any employee benefit plan sponsored by Company or its affiliates, including, but not limited to, any retirement plan, insurance program, disability plan, medical benefits plan or any other fringe benefit program sponsored and maintained by Company for its employees.

         5. Compensation.

         (a) As soon as administratively feasible after June 1, 2003 and the effectiveness of the Release and on June 1, 2004, the Company shall pay to Consultant an annual retainer fee equal to Twenty-Five Thousand Dollars and No Cents ($25,000.00) ("Retainer Fee"), as consideration for the Consulting Services to be provided by Consultant each Contract Year during the Term of this Agreement pursuant to Paragraph 3 hereof. Consultant shall be reimbursed by the Company for reasonable expenses incurred while conducting work as a consultant under this Agreement which are approved by the Company in advance upon remittance of the same to Company.

         (b) Consultant hereby recognizes, covenants and agrees that, except as specifically set forth to the contrary in this Agreement, Consultant shall be solely and exclusively responsible and liable for all expenses, costs, liabilities, assessments, taxes, maintenance, insurance, undertakings and other obligations incurred by Consultant, its agents, employees and all subcontractors at any time and for any reason as a result of this Agreement or the performance of services by Consultant including, but not limited to, withholding taxes, social security taxes, unemployment taxes, sales/use taxes and workers' compensation insurance premiums.

         6.Business Protection Provision Definitions. For purposes of Paragraphs 6, 7 and 8, the following terms shall have the following meanings:

         (a) "Confidential Information" shall mean the proprietary or confidential data, information, documents or materials (whether oral, written, electronic or otherwise) belonging to or pertaining to the Company, Southern or their respective affiliates (collectively, "Southern Entities"), other than "Trade Secrets" (as defined below), which is of tangible or intangible value to any of the Southern Entities and the details of which are not generally known to the competitors of the Southern Entities. Confidential Information shall also include: (A) any items that any of the Southern Entities have marked "CONFIDENTIAL" or some similar designation or are otherwise identified as being confidential; and (B) all non-public information known by or in the possession of Consultant, its agents and employees related to or regarding any proceedings involving or related to the Southern Entities before the Florida Public Service Commission or other Entities.

         (b) "Trade Secrets" shall mean information or data of or about any of the Southern Entities, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers that: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Consultant agrees that trade secrets include non-public information related to the rate making process of the Southern Entities and any other information which is defined as a "trade secret" under applicable law.

         (c) "Work Product" shall mean all tangible work product, property, data, documentation, "know-how," concepts or plans, inventions, improvements, techniques and processes relating to the Southern Entities that were conceived, discovered, created, written, revised or developed by Consultant for the Company or any of the Southern Entities or their clients or Customers or by using any Southern Entity's time, personnel, facilities, equipment, knowledge, information, resources or material.

         (d) "Competitive Position" shall mean any employment or independent contractor arrangement with any Customer whereby Consultant will serve such Customer in the same or substantially similar capacity as that which it performs for Company or any other Southern Entity pursuant to the terms of this Agreement.

         (e) "Customer" shall have the meaning ascribed by Section 8 hereof.

         (f) "Entity" shall mean any business, individual, partnership, joint venture, agency, governmental agency, body or subdivision, association, firm, corporation, limited liability company or other entity of any kind.

         7. Nondisclosure: Ownership of Proprietary Property.

         (a) Nondisclosure. In recognition of the need of Company to protect its legitimate business interests, Consultant hereby covenants and agrees that Consultant, its agents, employees and subcontractors shall regard and treat all Trade Secrets and all Confidential Information as strictly confidential and wholly-owned by Company and shall not, for any reason, in any fashion, either directly or indirectly, use, sell, lend, lease, distribute, license, give, transfer, assign, show, disclose, disseminate, reproduce, copy, misappropriate, or otherwise communicate any such item or information to any third party or Entity for any purpose other than in accordance with this Agreement or as required by applicable law: (A) with regard to each item constituting all or any portion of a Trade Secret, at all times such information remains a "trade secret" under applicable law; and (B) with regard to any Confidential Information, at all times during this Agreement and for a period of three (3) years following the expiration or termination of this Agreement for any reason.

         (b) Allowed Disclosures. Notwithstanding Paragraph 7(a) hereof, Consultant may disclose Confidential Information and Trade Secrets to those of its agents, employees and subcontractors who need to know such particular Trade Secrets or Confidential Information in order for Consultant to perform its obligations under this Agreement. Consultant shall require each and every person to whom it discloses any Trade Secrets or Confidential Information to execute confidentiality agreements in a form reasonably acceptable to Company and shall use its best efforts to cause such persons to comply with the restrictions contained in such confidentiality agreements. Consultant shall remain responsible for every person to whom it provides Trade Secrets or Confidential Information.

         (c) Notification of Unauthorized Disclosure. Consultant shall exercise its best efforts and shall cause its agents, employees and subcontractors to exercise their best efforts to ensure the continued confidentiality of all Trade Secrets and Confidential Information of Company or any of the Southern Entities known by, disclosed or made available to Consultant, whether in connection with this Agreement or any other past or present relationship with Company or any of the Southern Entities. Consultant shall immediately notify Company of any unauthorized disclosure or use of any Trade Secrets or Confidential Information of which Consultant becomes aware. Consultant shall assist Company and any of the other Southern Entities, to the extent necessary, in the procurement or protection of the Southern Entities' rights to or in any Work Product, Trade Secrets or Confidential Information.

         (d) Ownership. All Work Product shall be owned exclusively by the Company. To the greatest extent possible, any Work Product shall be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A. ss.ss. 101 et seq., as amended), and Consultant hereby unconditionally and irrevocably transfers and assigns and shall cause its agents, employees and subcontractors to unconditionally and irrevocably transfer and assign to Company all rights, title and interest Consultant or such persons currently have or may have by operation of law or otherwise in or to any Work Product, including, without limitation, all patents, copyrights, trademarks (and the goodwill associated therewith), trade secrets, service marks (and the goodwill associated therewith) and other Work Product rights. Consultant agrees to execute and deliver and to cause its agents, employees and subcontractors to execute and deliver to Company any transfers, assignments, documents or other instruments which Company may deem necessary or appropriate, from time to time, to protect the rights granted herein or to vest complete title and ownership of any and all Work Product and all associated intellectual property, and other rights therein, exclusively in Company.

         (e) Return of Materials. Immediately upon termination of the Agreement, or at any point prior to or after that time upon the specific request of Company, Consultant shall return and shall cause its agents, employees and subcontractors to return to Company all written or descriptive materials of any kind belonging or relating to the Company or its affiliates, including, without limitation, any Work Product, Confidential Information and Trade Secrets, in Consultant's or such persons' possession or control. The confidentiality obligations described in this Agreement shall continue until their expiration under the terms of this Agreement.

         (f) Public Statements and Press Releases. Company shall issue all public statements concerning the work hereunder. Neither Consultant nor its agents, employees or subcontractors shall issue any press releases, publications or other public communications describing or concerning any acknowledged project of Company or any of the other Southern Entities without the prior written consent of the Company.

         8. Non-Interference with Employees, Customers and Business.

         (a) Consultant covenants and agrees that during the Term of this Agreement, and for a period of two (2) years thereafter, it shall not, nor shall its agents, employees or subcontractors either directly or indirectly, for itself or themselves or in conjunction with or on behalf of any Entity: (i) solicit, divert or appropriate or attempt to solicit, divert or appropriate any customer or actively sought prospective customer of Company or any other Southern Entity whom Consultant, its agents, employees or subcontractors, has solicited, provided service to or otherwise had significant contact with while providing services to Company or any other Southern Entity pursuant to this Agreement (hereinafter "Customer"); (ii) refer, recommend or otherwise suggest to any Customer the services of any Entity other than Company or any other Southern Entity with respect to those types of services which the Southern Entities are regularly in the business of providing; (iii) refer, recommend or otherwise suggest to any Entity to provide or seek to provide services to any Customer with respect to those types of services which the Southern Entities are in the business of providing; (iv) seek or accept a Competitive Position with a Customer. In addition, Consultant covenants and agrees that during the Term of this Agreement and for a period of three (3) years thereafter, it shall not, nor shall its agents, employees or subcontractors either directly or indirectly, for itself or themselves or in conjunction with or on behalf of any Entity solicit, divert or appropriate or attempt to solicit, divert or appropriate any employee or other contractor of Company or any other Southern Entity. Consultant agrees to require each of its agents, employees or subcontractors who will perform services pursuant to this agreement for a Customer to execute a non-interference with employees, customers and business agreement in a form reasonably acceptable to Company and shall use its best efforts to cause such persons to comply with such agreement.

         (b) Consultant covenants and agrees that for a period of two (2) years following the expiration or termination of this Agreement within the States of Georgia, Alabama, Mississippi and Florida, it shall not obtain or work in any employment, consulting, advisory, directorship, agency, promotional or independent contractor arrangement or position with any person or Entity engaged wholly or in material part in the business that the Company is engaged in whereby the Consultant is required to or does perform services on behalf of or for the benefit of such person or Entity which are substantially similar to the services Consultant participated in or directed for the Company, the Southern Company or any of their respective affiliates during the Term of this Agreement.

         (c) Consultant and Company expressly covenant and agree that the scope, territorial, time and other restrictions contained in this entire Agreement constitute the most reasonable and equitable restrictions possible to protect the business interest of the Company given: (i) the business of the Company;
(ii) the competitive nature of the Company's industry; and (iii) that Consultant's skills are such that it could easily find alternative, commensurate work in its field which would not violate any of the provisions of this Agreement.

         9.Remedies. The parties represent and agree that any disclosure or use of any Trade Secrets or Confidential Information by Consultant, its agents, employees or subcontractors except as otherwise authorized by the Company in writing, or any other violation of Paragraphs 6, 7 and 8 would be wrongful and cause immediate, significant, continuing and irreparable injury and damage to Company and the other Southern Entities that is not fully compensable by monetary damages. Should Consultant breach or threaten to breach any provision of Paragraphs 6, 7 and 8, Company and any other Southern Entity shall be entitled to obtain immediate relief and remedies in a court of competent jurisdiction (including but not limited to damages, preliminary or permanent injunctive relief and an accounting for all profits and benefits arising out of Consultant's breach), cumulative of and in addition to any other rights or remedies to which Company and the other Southern Entities may be entitled by this Agreement, at law or in equity.

         10. Laws, Regulations and Public Ordinances. Consultant shall comply with all federal, state, and local statutes, regulations, and public ordinances governing its work hereunder and shall indemnify, defend and hold Company and Southern harmless from any and all liability, damage, cost, fine, penalty, fee and expense arising from Consultant's failure to do so.

         11. Notices. All notices required, necessary or desired to be given pursuant to this Agreement shall be in writing and shall be effective when delivered or on the third day following the date upon which such notice is deposited, postage prepaid, in the United States mail, certified return receipt requested, and addressed to the party at the address set forth below:

          If to Consultant:                            If to Company:

          John E. Hodges                               Thomas A. Fanning
          7439 San Ramon Drive                         Gulf Power Company
          Milton, FL  32583                            One Energy Place
                                                       Pensacola, FL  32520

         12. Indemnification. Consultant shall and does hereby expressly agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, parent and affiliates against any and all suits, actions, judgments, costs (including, without limitation, all court costs and attorneys' fees), losses, damages, or claims of whatever nature arising out of or related to any acts or omissions of Consultant, its agents, employees or subcontractors, including, but not limited to, any injuries to or deaths of persons or any damage to property or equipment. Consultant further agrees to defend any and all such actions in any court or in arbitration.

         13. Waiver of Breach. The waiver by any party to this Agreement of a breach of any provision, section or paragraph of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same, or of a different provision, section or paragraph, by any party hereto.

         14. Assignment by Consultant. Consultant may not assign, transfer or subcontract any of its rights or obligations under this Agreement to any party without the prior written consent of the Company. Consultant's obligations under this Agreement shall be binding on Consultant's successors and permitted assigns. Any assignment, transfer or subcontracting in violation of this provision shall be null and void.

         15. Survival. Notwithstanding any expiration or termination of this Agreement, the provisions of Sections 6, 7, 8, 9, 10, 11, 12, 13, 15, 16, 17, 18 and 19 hereof shall survive and remain in full force and effect, as shall any other provision hereof that, by its terms or reasonable interpretation thereof, sets forth obligations that extend beyond the termination of this Agreement.

         16. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without giving effect to conflicts of law provisions.

         17. Severability. The unenforceability or invalidity of any particular provision of this Agreement shall not affect its other provisions, and to the extent necessary to give such other provisions effect, they shall be deemed severable. The judicial body interpreting this Agreement shall be authorized and instructed to rewrite any of the sections which are enforceable as written in such a fashion so that they may be enforced to the greatest extent legally possible. Consultant acknowledges and agrees that the covenants and agreements contained in this Agreement, including, without limitation, the covenants and agreements contained in Paragraphs 6, 7, and 8, shall be construed as covenants and agreements independent of each other or any other contract between the parties hereto and that the existence of any claim or cause of action by Consultant against Company, whether predicated upon this Agreement or any other contract, shall not constitute a defense to the enforcement by Company of said covenants and agreements.

         18. Interpretation. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the Agreement shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be construed more strictly against the party which itself or through its agents prepared the agreement, it being agreed that all parties and/or their agents have participated in the preparation hereof.

         19. Entire Agreement. This Agreement embodies the entire agreement of the parties and supersedes all prior agreements between the parties hereto relating to the subject matter hereof. It may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ____ day of ________________, 2003.



"COMPANY"                                            "CONSULTANT"

GULF POWER COMPANY                                    JOHN E. HODGES


By:_________________________________                 _________________________

Its:________________________________                Witnessed By:_____________

                     FIRST AMENDMENT TO SEPARATION AGREEMENT

         This FIRST AMENDMENT TO SEPARATION AGREEMENT made and entered into by and between GULF POWER COMPANY ("Company") and JOHN E. HODGES ("Employee"), effective as of the date of execution set forth below.

                              W I T N E S S E T H:

         WHEREAS, Company and Employee previously entered into a Separation Agreement ("Agreement"); and

         WHEREAS, Company and Employee desire to amend the Agreement to change Employee's termination date under the Agreement and the commencement date, termination date and contact for notice purposes in the related Consulting Agreement;

         NOW, THEREFORE, in consideration of the premises, the agreements of the parties set forth in this First Amendment to Separation Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Each reference to "June 1, 2003" in the Agreement shall be deleted in its entirety, and "July 1, 2003" shall be inserted in lieu thereof.

         2. The Release Agreement attached to the Agreement as Exhibit 1 is deleted in its entirety, and the Release Agreement attached hereto is inserted in lieu thereof.

         3. The Consulting Agreement attached to the Agreement as Exhibit 2 is deleted in its entirety, and the Consulting Agreement attached hereto is inserted in lieu thereof.

         4. All parts of the Agreement not inconsistent herewith shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Separation Agreement this ____ day of _____________, 2003.

                                          GULF POWER COMPANY



                                          By:
                                               -------------------------------
                                          Its:
                                                ------------------------------





                                            JOHN E. HODGES

                                                                    EXHIBIT 1 to
                                                            Separation Agreement
                                                             with John E. Hodges

                                RELEASE AGREEMENT

         THIS RELEASE ("Release") is made and entered into by and between JOHN
E. HODGES ("Employee") and GULF POWER COMPANY, and its successor or assigns ("Company").

         WHEREAS, Employee and Company have agreed that Employee's employment with Gulf Power Company shall terminate on July 1, 2003;

         WHEREAS, Employee and the Company have previously entered into that certain Separation Agreement, dated _________________, 2003 ("Agreement"), that this Release is incorporated therein by reference;

         WHEREAS, Employee and Company desire to delineate their respective rights, duties and obligations attendant to such termination and desire to reach an accord and satisfaction of all claims arising from Employee's employment, and his termination of employment, with appropriate releases, in accordance with the Agreement;

         WHEREAS, the Company desires to compensate Employee in accordance with the Agreement for service he has or will provide for the Company;

         NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth in this Release, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Release. Employee does hereby remise, release and forever discharge the Company and its officers, directors, employees, agents, shareholders, parent corporation and affiliates, and their respective predecessors, successors, assigns, heirs, executors and administrators (collectively, "Releasees"), of and from all manner of actions and causes of action, suits, debts, claims and demands whatsoever at law or in equity, known or unknown, actual or contingent, including, but not limited to, any claims which have been asserted, or could be asserted now or in the future, against any Releasees arising under any and all federal, state or local laws and any common law claims, and including, but not limited to, any claims Employee may have pursuant to the Age Discrimination in Employment Act and the Sarbanes-Oxley Act of 2002 and any claims to benefits under any and all offer letters, employment or separation agreements, or bonus, severance, workforce reduction, early retirement, out-placement, or other similar plans sponsored by the Company, now or hereafter recognized (collectively, "Claims"), which he ever had or now has or may in the future have, by reason of any matter, cause or thing arising out of his employment relationship and privileges, his serving as an employee of the Company or the separation from his employment relationship or affiliation as an employee of the Company as of the date of this Release against each of the Releasees. Notwithstanding the foregoing, Employee does not release any Claims under the Age Discrimination in Employment Act that may arise after his execution of this Release.

         2. No Assignment of Claim. Employee represents that he has not assigned or transferred, or purported to assign or transfer, any Claims or any portion thereof or interest therein to any party prior to the date of this Release.

         3. Compensation. In accordance with the Separation Agreement, the Company agrees to pay the Employee, his spouse or his estate, as the case may be, the amounts provided in Paragraph 2 of the Agreement.

         4. No Admission Of Liability. This Release shall not in any way be construed as an admission by the Company or Employee of any improper actions or liability whatsoever as to one another, and each specifically disclaims any liability to or improper actions against the other or any other person, on the part of itself or himself, its or his employees or agents.

         5. Voluntary Execution. Employee warrants, represents and agrees that he has been encouraged in writing to seek advice from anyone of his choosing regarding this Release, including his attorney and accountant or tax advisor prior to his signing it; that this Release represents written notice to do so; that he has been given the opportunity and sufficient time to seek such advice; and that he fully understands the meaning and contents of this Release. He further represents and warrants that he was not coerced, threatened or otherwise forced to sign this Release, and that his signature appearing hereinafter is voluntary and genuine. EMPLOYEE UNDERSTANDS THAT HE MAY TAKE UP TO TWENTY-ONE
(21) DAYS TO CONSIDER WHETHER OR NOT HE DESIRES TO ENTER INTO THIS RELEASE.

         6. Ability to Revoke Agreement. EMPLOYEE UNDERSTANDS THAT HE MAY REVOKE THIS RELEASE BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN SEVEN
(7) DAYS OF HIS EXECUTION OF THIS RELEASE AND THAT THIS RELEASE IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD. HE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THIS RELEASE WILL BE BINDING UPON HIM AND HIS HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

Acknowledged and Agreed To:
                                            "COMPANY"
                                            GULF POWER COMPANY
                                            By:
                                                     ---------------------------
                                            Its:
                                                     ---------------------------

I UNDERSTAND THAT BY SIGNING THIS RELEASE, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS RELEASE.

                                            "EMPLOYEE"

                                            JOHN E. HODGES

------------------------------------        ------------------------------------
Date_____         _________

WITNESSED BY:

--------------------------------------------

--------------------------------------------
Date

                                                                       EXHIBIT 2
                                                         to Separation Agreement
                                                             with John E. Hodges

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("Agreement") is entered into by and between GULF POWER COMPANY (the "Company") and JOHN E. HODGES ("Consultant").

                               W I T N E S S E T H

         WHEREAS, the Southern Company ("Southern") and the Company conduct business in the electric utility industry;

         WHEREAS, Consultant has expertise with respect to this industry and about Southern and the Company; WHEREAS, Consultant and Company have entered into that certain Separation Agreement, dated [ ] , 2003 (the "Separation Agreement") pursuant to which Consultant has been provided a Release Agreement (the "Release");

         WHEREAS, the Company desires to retain certain consulting services of Consultant, and Consultant desires to provide such consulting services to Company in accordance with the terms and conditions of this Agreement.

         NOW THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1.Engagement as an Independent Contractor. Company hereby agrees to engage Consultant as an independent contractor, and Consultant hereby accepts such engagement as an independent contractor, upon the terms and conditions set forth in this Agreement.

2. Term.

         (a) The term of this Agreement shall be for two (2) years, commencing on the later of July 1, 2003 or the date on which the Release is effective and expiring on June 30, 2005 ("Term"), unless the Agreement is terminated prior to the expiration of the Term pursuant to Paragraph 2(b), (c), or (d) below. Each twelve-month period, commencing on July 1, 2003 and each anniversary thereafter during the Term of this Agreement, shall be considered, for purposes of this Agreement, a "Contract Year."

         (b) Notwithstanding Paragraph 2(a), either party may terminate this Agreement at any time by providing a thirty (30) day written notice of intent to terminate. If Company terminates this Agreement pursuant to this Paragraph 2(b), Consultant shall be entitled to keep the Retainer Fees under Paragraph 5 hereof which have already been paid to Consultant, and Company shall have no further obligation to pay any unpaid Retainer Fees under this Agreement to Consultant. If Consultant terminates this Agreement pursuant to this Paragraph 2(b), Consultant shall be entitled only to his Pro Rata Compensation (as defined below) through the date of the termination of this Agreement and Consultant shall return to the Company the amount of any paid, but unearned, Retainer Fee. For purposes of the preceding sentence and Paragraph 2(c), "Pro Rata Compensation" shall mean the sum of (i) any Retainer Fees paid to Consultant for Contract Years prior to the Contract Year in which the termination occurs, and
(ii) the Retainer Fee set forth in Paragraph 5 for the Contract Year in which the termination occurs multiplied by a fraction, the numerator of which is the number of whole months which have expired within such Contract Year plus the month in which termination occurs if at least 15 days of such month have elapsed and the denominator of which is 12.

         (c) Notwithstanding Paragraphs 2(a) and (b), Company may immediately terminate the Agreement at any time for Cause (as defined below). In this case, Consultant shall be entitled only to his Pro Rata Compensation (as defined in Paragraph 2(b)) through the date of the termination of this Agreement, and Consultant shall return to the Company the amount of any paid, but unearned, Retainer Fee. The Company shall have no further obligations with respect to the payment of any compensation under this Agreement after Consultant's termination except as provided in this Paragraph 2. "Cause" or "Termination for Cause" shall include the following conditions:

                  1.Failure to Discharge Duties. Consultant willfully neglects or refuses to discharge his duties hereunder or refuses to comply with any lawful or reasonable instructions given to him by Company without reasonable excuse;

                  2.Breach. Consultant shall have committed any material breach or repeated or continued (after written warning) any breach of his obligations hereunder;

                  3.Gross Misconduct. The Consultant is guilty of gross misconduct. For the purposes of this Agreement, the following acts shall constitute gross misconduct:

                           (i) Any act involving fraud or dishonesty or breach
                  of appropriate regulations of competent authorities in relation to trading or dealing with stocks, securities, investments and the like;

                           (ii) The carrying out of any activity or the making
                  of any statement which would prejudice and/or reduce the good name and standing of Company, Southern or any of its affiliates or would bring any one of these into contempt, ridicule or would reasonably shock or offend any community in which these companies are located;

                           (iii) Attendance at work in a state of intoxication
                  or otherwise being found in possession at his place of work of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) Assault or other act of violence against any
                  employee of Company or other person during the course of his engagement; or

                           (v) Conviction of any felony or misdemeanor involving
                  moral turpitude.

         (d) If Consultant dies during the Term of this Agreement, the Agreement shall terminate and Company shall have no further obligation to pay any unpaid Retainer Fees under this Agreement to Consultant or his estate.

         3.Duties. Consultant shall manage, perform, and provide professional consulting services and advice ("Consulting Services") as Company may request in writing from time to time. Consultant shall be available to provide Consulting Services for the Company which, without limiting the foregoing, shall include providing assistance to his successor in the form of historical context and institutional knowledge regarding matters in which the Consultant was involved while employed by Company. Consultant shall specifically be available to provide such Consulting Services during the legislative session of the State of Florida. Consultant must obtain prior written approval from the Company before Consultant contracts with or in any other way employs any agents or subcontractors to perform work in any way related to this Agreement. Consultant shall cause its agents, employees and subcontractors to perform such duties in a professional and competent manner which shall be consistent with Company's Code of Ethics.

Additionally, during the Term of this Agreement, Consultant agrees to promote the best interests of Company and to take no actions that in any way damage the public image or reputation of Company or its affiliates or to knowingly assist, in any way, a competitor of Company.

         4. Consultant as an Independent Contractor.

         (a) The parties acknowledge and intend that the relationship of Consultant, and its agents, employees and subcontractors, to Company under this Agreement shall be that of independent contractors. In performing its duties under this Agreement, Consultant shall cause the services required to be completed according to its own means and methods of work which shall be in the exclusive charge and control of Consultant and which shall not be subject to the control or supervision of Company, except as to the results of its work. Consultant shall determine its own working hours and schedule for its agents, employees and subcontractors and shall not be subject to Company's personnel policies and procedures except for Company's Code of Ethics.

         Consultant shall be entirely and solely responsible for its actions or in-actions and the actions or in-actions of its agents, employees or subcontractors, if any, while performing services hereunder. Consultant agrees that neither it nor any of its agents, employees or subcontractors shall, in any form or fashion, maintain, hold out, represent, state or imply to any other individual or entity that an employer/employee relationship exists between Company and Consultant, its agents and employees, or between Company and any subcontractor or its agents and employees, and neither Consultant nor its agents, employees or subcontractors are granted nor shall they represent that they are granted any right or authority to make any representation or warranty or assume or create any obligation or responsibility, express or implied, for, on behalf of, or in the name of, Company, to incur debts for Company or to bind Company in any manner whatsoever.

         Additionally, Consultant hereby waives and relinquishes any right of subrogation it might have against Company under the provisions of the Workers' Compensation Act of Florida on account of any injury to its employees or employees of its subcontractors, if any, caused in whole or in part by any negligence of Company. Consultant further agrees that it will require its Workers' Compensation insurer, if any, to likewise waive and relinquish such subrogation rights and furnish evidence of such waiver to Company.

         (b) Consultant agrees that neither its agents, employees or subcontractors nor the agents or employees of its subcontractors shall be eligible to participate in any employee benefit plan sponsored by Company or its affiliates, including, but not limited to, any retirement plan, insurance program, disability plan, medical benefits plan or any other fringe benefit program sponsored and maintained by Company for its employees.

         5. Compensation.

         (a) As soon as administratively feasible after July 1, 2003 and the effectiveness of the Release and on July 1, 2004, the Company shall pay to Consultant an annual retainer fee equal to Twenty-Five Thousand Dollars and No Cents ($25,000.00) ("Retainer Fee"), as consideration for the Consulting Services to be provided by Consultant each Contract Year during the Term of this Agreement pursuant to Paragraph 3 hereof. Consultant shall be reimbursed by the Company for reasonable expenses incurred while conducting work as a consultant under this Agreement which are approved by the Company in advance upon remittance of the same to Company.

         (b) Consultant hereby recognizes, covenants and agrees that, except as specifically set forth to the contrary in this Agreement, Consultant shall be solely and exclusively responsible and liable for all expenses, costs, liabilities, assessments, taxes, maintenance, insurance, undertakings and other obligations incurred by Consultant, its agents, employees and all subcontractors at any time and for any reason as a result of this Agreement or the performance of services by Consultant including, but not limited to, withholding taxes, social security taxes, unemployment taxes, sales/use taxes and workers' compensation insurance premiums.

         6.Business Protection Provision Definitions. For purposes of Paragraphs 6, 7 and 8, the following terms shall have the following meanings:

         (a) "Confidential Information" shall mean the proprietary or confidential data, information, documents or materials (whether oral, written, electronic or otherwise) belonging to or pertaining to the Company, Southern or their respective affiliates (collectively, "Southern Entities"), other than "Trade Secrets" (as defined below), which is of tangible or intangible value to any of the Southern Entities and the details of which are not generally known to the competitors of the Southern Entities. Confidential Information shall also include: (A) any items that any of the Southern Entities have marked "CONFIDENTIAL" or some similar designation or are otherwise identified as being confidential; and (B) all non-public information known by or in the possession of Consultant, its agents and employees related to or regarding any proceedings involving or related to the Southern Entities before the Florida Public Service Commission or other Entities.

         (b) "Trade Secrets" shall mean information or data of or about any of the Southern Entities, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers that: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Consultant agrees that trade secrets include non-public information related to the rate making process of the Southern Entities and any other information which is defined as a "trade secret" under applicable law.

         (c) "Work Product" shall mean all tangible work product, property, data, documentation, "know-how," concepts or plans, inventions, improvements, techniques and processes relating to the Southern Entities that were conceived, discovered, created, written, revised or developed by Consultant for the Company or any of the Southern Entities or their clients or Customers or by using any Southern Entity's time, personnel, facilities, equipment, knowledge, information, resources or material.

         (d) "Competitive Position" shall mean any employment or independent contractor arrangement with any Customer whereby Consultant will serve such Customer in the same or substantially similar capacity as that which it performs for Company or any other Southern Entity pursuant to the terms of this Agreement.

         (e) "Customer" shall have the meaning ascribed by Section 8 hereof.

         (f) "Entity" shall mean any business, individual, partnership, joint venture, agency, governmental agency, body or subdivision, association, firm, corporation, limited liability company or other entity of any kind.

         7. Nondisclosure: Ownership of Proprietary Property.

         (a) Nondisclosure. In recognition of the need of Company to protect its legitimate business interests, Consultant hereby covenants and agrees that Consultant, its agents, employees and subcontractors shall regard and treat all Trade Secrets and all Confidential Information as strictly confidential and wholly-owned by Company and shall not, for any reason, in any fashion, either directly or indirectly, use, sell, lend, lease, distribute, license, give, transfer, assign, show, disclose, disseminate, reproduce, copy, misappropriate, or otherwise communicate any such item or information to any third party or Entity for any purpose other than in accordance with this Agreement or as required by applicable law: (A) with regard to each item constituting all or any portion of a Trade Secret, at all times such information remains a "trade secret" under applicable law; and (B) with regard to any Confidential Information, at all times during this Agreement and for a period of three (3) years following the expiration or termination of this Agreement for any reason.

         (b) Allowed Disclosures. Notwithstanding Paragraph 7(a) hereof, Consultant may disclose Confidential Information and Trade Secrets to those of its agents, employees and subcontractors who need to know such particular Trade Secrets or Confidential Information in order for Consultant to perform its obligations under this Agreement. Consultant shall require each and every person to whom it discloses any Trade Secrets or Confidential Information to execute confidentiality agreements in a form reasonably acceptable to Company and shall use its best efforts to cause such persons to comply with the restrictions contained in such confidentiality agreements. Consultant shall remain responsible for every person to whom it provides Trade Secrets or Confidential Information.

         (c) Notification of Unauthorized Disclosure. Consultant shall exercise its best efforts and shall cause its agents, employees and subcontractors to exercise their best efforts to ensure the continued confidentiality of all Trade Secrets and Confidential Information of Company or any of the Southern Entities known by, disclosed or made available to Consultant, whether in connection with this Agreement or any other past or present relationship with Company or any of the Southern Entities. Consultant shall immediately notify Company of any unauthorized disclosure or use of any Trade Secrets or Confidential Information of which Consultant becomes aware. Consultant shall assist Company and any of the other Southern Entities, to the extent necessary, in the procurement or protection of the Southern Entities' rights to or in any Work Product, Trade Secrets or Confidential Information.

         (d) Ownership. All Work Product shall be owned exclusively by the Company. To the greatest extent possible, any Work Product shall be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A. ss.ss. 101 et seq., as amended), and Consultant hereby unconditionally and irrevocably transfers and assigns and shall cause its agents, employees and subcontractors to unconditionally and irrevocably transfer and assign to Company all rights, title and interest Consultant or such persons currently have or may have by operation of law or otherwise in or to any Work Product, including, without limitation, all patents, copyrights, trademarks (and the goodwill associated therewith), trade secrets, service marks (and the goodwill associated therewith) and other Work Product rights. Consultant agrees to execute and deliver and to cause its agents, employees and subcontractors to execute and deliver to Company any transfers, assignments, documents or other instruments which Company may deem necessary or appropriate, from time to time, to protect the rights granted herein or to vest complete title and ownership of any and all Work Product and all associated intellectual property, and other rights therein, exclusively in Company.

         (e) Return of Materials. Immediately upon termination of the Agreement, or at any point prior to or after that time upon the specific request of Company, Consultant shall return and shall cause its agents, employees and subcontractors to return to Company all written or descriptive materials of any kind belonging or relating to the Company or its affiliates, including, without limitation, any Work Product, Confidential Information and Trade Secrets, in Consultant's or such persons' possession or control. The confidentiality obligations described in this Agreement shall continue until their expiration under the terms of this Agreement.

         (f) Public Statements and Press Releases. Company shall issue all public statements concerning the work hereunder. Neither Consultant nor its agents, employees or subcontractors shall issue any press releases, publications or other public communications describing or concerning any acknowledged project of Company or any of the other Southern Entities without the prior written consent of the Company.

         8. Non-Interference with Employees, Customers and Business.

         (a) Consultant covenants and agrees that during the Term of this Agreement, and for a period of two (2) years thereafter, it shall not, nor shall its agents, employees or subcontractors either directly or indirectly, for itself or themselves or in conjunction with or on behalf of any Entity: (i) solicit, divert or appropriate or attempt to solicit, divert or appropriate any customer or actively sought prospective customer of Company or any other Southern Entity whom Consultant, its agents, employees or subcontractors, has solicited, provided service to or otherwise had significant contact with while providing services to Company or any other Southern Entity pursuant to this Agreement (hereinafter "Customer"); (ii) refer, recommend or otherwise suggest to any Customer the services of any Entity other than Company or any other Southern Entity with respect to those types of services which the Southern Entities are regularly in the business of providing; (iii) refer, recommend or otherwise suggest to any Entity to provide or seek to provide services to any Customer with respect to those types of services which the Southern Entities are in the business of providing; (iv) seek or accept a Competitive Position with a Customer. In addition, Consultant covenants and agrees that during the Term of this Agreement and for a period of three (3) years thereafter, it shall not, nor shall its agents, employees or subcontractors either directly or indirectly, for itself or themselves or in conjunction with or on behalf of any Entity solicit, divert or appropriate or attempt to solicit, divert or appropriate any employee or other contractor of Company or any other Southern Entity. Consultant agrees to require each of its agents, employees or subcontractors who will perform services pursuant to this agreement for a Customer to execute a non-interference with employees, customers and business agreement in a form reasonably acceptable to Company and shall use its best efforts to cause such persons to comply with such agreement.

         (b) Consultant covenants and agrees that for a period of two (2) years following the expiration or termination of this Agreement within the States of Georgia, Alabama, Mississippi and Florida, it shall not obtain or work in any employment, consulting, advisory, directorship, agency, promotional or independent contractor arrangement or position with any person or Entity engaged wholly or in material part in the business that the Company is engaged in whereby the Consultant is required to or does perform services on behalf of or for the benefit of such person or Entity which are substantially similar to the services Consultant participated in or directed for the Company, the Southern Company or any of their respective affiliates during the Term of this Agreement.

         (c) Consultant and Company expressly covenant and agree that the scope, territorial, time and other restrictions contained in this entire Agreement constitute the most reasonable and equitable restrictions possible to protect the business interest of the Company given: (i) the business of the Company;
(ii) the competitive nature of the Company's industry; and (iii) that Consultant's skills are such that it could easily find alternative, commensurate work in its field which would not violate any of the provisions of this Agreement.

         9.Remedies. The parties represent and agree that any disclosure or use of any Trade Secrets or Confidential Information by Consultant, its agents, employees or subcontractors except as otherwise authorized by the Company in writing, or any other violation of Paragraphs 6, 7 and 8 would be wrongful and cause immediate, significant, continuing and irreparable injury and damage to Company and the other Southern Entities that is not fully compensable by monetary damages. Should Consultant breach or threaten to breach any provision of Paragraphs 6, 7 and 8, Company and any other Southern Entity shall be entitled to obtain immediate relief and remedies in a court of competent jurisdiction (including but not limited to damages, preliminary or permanent injunctive relief and an accounting for all profits and benefits arising out of Consultant's breach), cumulative of and in addition to any other rights or remedies to which Company and the other Southern Entities may be entitled by this Agreement, at law or in equity.

         10. Laws, Regulations and Public Ordinances. Consultant shall comply with all federal, state, and local statutes, regulations, and public ordinances governing its work hereunder and shall indemnify, defend and hold Company and Southern harmless from any and all liability, damage, cost, fine, penalty, fee and expense arising from Consultant's failure to do so.

         11. Notices. All notices required, necessary or desired to be given pursuant to this Agreement shall be in writing and shall be effective when delivered or on the third day following the date upon which such notice is deposited, postage prepaid, in the United States mail, certified return receipt requested, and addressed to the party at the address set forth below:

          If to Consultant:                            If to Company:

          John E. Hodges                               Susan Story
          7439 San Ramon Drive                         Gulf Power Company
          Milton, FL  32583                            One Energy Place
                                                       Pensacola, FL  32520

         12. Indemnification. Consultant shall and does hereby expressly agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, parent and affiliates against any and all suits, actions, judgments, costs (including, without limitation, all court costs and attorneys' fees), losses, damages, or claims of whatever nature arising out of or related to any acts or omissions of Consultant, its agents, employees or subcontractors, including, but not limited to, any injuries to or deaths of persons or any damage to property or equipment. Consultant further agrees to defend any and all such actions in any court or in arbitration.

         13. Waiver of Breach. The waiver by any party to this Agreement of a breach of any provision, section or paragraph of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same, or of a different provision, section or paragraph, by any party hereto.

         14. Assignment by Consultant. Consultant may not assign, transfer or subcontract any of its rights or obligations under this Agreement to any party without the prior written consent of the Company. Consultant's obligations under this Agreement shall be binding on Consultant's successors and permitted assigns. Any assignment, transfer or subcontracting in violation of this provision shall be null and void.

         15. Survival. Notwithstanding any expiration or termination of this Agreement, the provisions of Sections 6, 7, 8, 9, 10, 11, 12, 13, 15, 16, 17, 18 and 19 hereof shall survive and remain in full force and effect, as shall any other provision hereof that, by its terms or reasonable interpretation thereof, sets forth obligations that extend beyond the termination of this Agreement.

         16. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without giving effect to conflicts of law provisions.

         17. Severability. The unenforceability or invalidity of any particular provision of this Agreement shall not affect its other provisions, and to the extent necessary to give such other provisions effect, they shall be deemed severable. The judicial body interpreting this Agreement shall be authorized and instructed to rewrite any of the sections which are enforceable as written in such a fashion so that they may be enforced to the greatest extent legally possible. Consultant acknowledges and agrees that the covenants and agreements contained in this Agreement, including, without limitation, the covenants and agreements contained in Paragraphs 6, 7, and 8, shall be construed as covenants and agreements independent of each other or any other contract between the parties hereto and that the existence of any claim or cause of action by Consultant against Company, whether predicated upon this Agreement or any other contract, shall not constitute a defense to the enforcement by Company of said covenants and agreements.

         18. Interpretation. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the Agreement shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be construed more strictly against the party which itself or through its agents prepared the agreement, it being agreed that all parties and/or their agents have participated in the preparation hereof.

         19. Entire Agreement. This Agreement embodies the entire agreement of the parties and supersedes all prior agreements between the parties hereto relating to the subject matter hereof. It may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ____ day of ________________, 2003.

"COMPANY"                                        "CONSULTANT"
GULF POWER COMPANY                               JOHN E. HODGES


By:______________________________________         _____________________________

Its:_____________________________________         Witnessed By:________________